UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Proxy Statement
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☐  Definitive Proxy Statement
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ESP RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ESP RESOURCES, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	Friday, July 29, 2011
	TIME:	at 10:00 a.m. (local time)
	LOCATION:	JW Marriott New Orleans, 614 Canal St., New Orleans, LA 70130 - Telephone: (504) 525-6500

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/ESPI and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/ESPI

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before July 15, 2011.

you may enter your voting instructions at https://www.iproxydirect.com /ESPI until 11:59 pm eastern time July 28, 2011.

The purposes of this meeting are as follows:

1.    To elect three (3) members of the Board of Directors to one-year terms
2.    To approve the 2011 Stock Option and Incentive Plan
3.    To amend and restate our Bylaws including an amendment to (1) authorize the Board of Directors discretion to set the date of Annual Meetings, (2) authorize the Company to take actions by approval of the holders of a majority of the shares entitled to vote and (3) authorize the Board of Directors to amend the Bylaws
4.    To amend our Articles of Incorporation including an amendment to (1) decrease the authorized shares of our common stock from 1,200,000,000 shares to 350,000,000 shares and (2) authorize a new class of stock, preferred stock, and that such class shall have 10,000,000 shares of stock authorized at $.001 par value
5.    To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011

Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on June 3, 2011 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

ESP Resources, Inc.
SHAREHOLDER SERVICES
500 Perimeter Park Drive Suite D
Morrisville NC 27560

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT